Exhibit 10.22(B)

CONSENT, JOINDER AND SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

AND SECOND AMENDMENT TO PLEDGE AGREEMENT

THIS CONSENT, JOINDER AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FIRST AMENDMENT TO PLEDGE AGREEMENT (this “Second Amendment”) is made as of this 19th day of December, 2014 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LUMIFICIENT CORPORATION, a Minnesota corporation (“Lumificient”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), SEESMART TECHNOLOGIES, LLC, a Delaware limited liability company (“Seesmart Tech”), RELUME TECHNOLOGIES, INC., a Delaware corporation (“Relume”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), and ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”, and together with RLT, Lumificient, LIT, Seesmart Tech, Relume, Tri-State and Value Lighting, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto, and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors (other than All Around and Break One Nine, Inc., a Texas corporation (“Break One”)) and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”);

WHEREAS, the Obligors (other than All Around and Break One) and the Lender are parties to a certain Pledge Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Pledge Agreement”);

WHEREAS, the Obligors (other than All Around and Break One) have advised the Lender that simultaneously with the execution of this Amendment, the Obligors intend to consummate the All Around Merger (as defined below);

WHEREAS, pursuant to the terms and conditions of the Loan Agreement, the Pledge Agreement and the other Loan Documents, the Obligors (other than All Around and Break One) must obtain the written approval of the Lender prior to consummating the All Around Merger; and

WHEREAS, the Lender is willing to so consent to the All Around Merger and the joinder of All Around and Break One, provided that, inter alia, certain terms of the Loan Agreement and the Pledge Agreement are modified as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Consent to the All Around Merger. The Obligors hereby represent and warrant to the Lender that RLT, Revolution Lighting – All Around, Inc., a Delaware corporation (“Merger Sub”), All Around, Break One and certain other shareholder parties are entering into that certain Agreement and Plan of Merger and Reorganization (the “All Around Merger Agreement”), whereas the Merger Sub will be merged into Break One (with Break One being the successor to the Merger Sub), and Break One will become a wholly-owned subsidiary of RLT, with Break One remaining the sole member of All Around (collectively, the “All Around Merger”). The Obligors further represent and warrant to the Lender that attached to this Second Amendment as Exhibit “A” are true and complete copies of (A) the All Around Merger Agreement and (B) Disclosure Schedules to the All Around Merger Agreement (collectively, the “Material Transaction Documents”). The Lender hereby consents to the All Around Merger, provided that each of the Conditions Precedent to Effectiveness set forth in Section 10 hereof shall be satisfied, all as determined by the Lender in its sole reasonable discretion.

3. Joinder; Grant of Security Interest. Effective as of the Second Amendment Effective Date, All Around and Break One each hereby:

(a)	acknowledge that they have received and reviewed copies of the Loan Agreement and the other Loan Documents;

(b)	join in the execution of, and become parties to, the Loan Agreement and the other Loan Documents as a Borrower and as an Obligor, in the case of All Around, and as a Guarantor and an Obligor, in the case of Break One, as indicated by their signature below;

(c)	agree to be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgments of a Borrower and as an Obligor, in the case of All Around, and as a Guarantor and an Obligor, in the case of Break One, under the Loan Agreement and the other Loan Documents, in each case, with the same force and effect as if they were signatories to the Loan Agreement and the other Loan Documents and were expressly named as a Borrower and as an Obligor, in the case of All Around, and as a Guarantor and an Obligor, in the case of Break One;

(d)	pledge and grant to Lender, on behalf of itself and the other Secured Parties, a continuing security interest in and Lien upon all Collateral , whether now owned or hereafter acquired, and wherever located; provided, that in no event shall the Collateral include more than 65% of the voting stock of any Foreign Subsidiary;

(e)	assume and agree to perform all applicable duties and obligations as a Borrower and as an Obligor, in the case of All Around, and as a Guarantor and an Obligor, in the case of Break One, under the Loan Agreement and the other Loan Documents; and

(f)	irrevocably authorize the Lender at any time and from time to time to authenticate and file in any relevant jurisdiction to file any financing statement that describes the Collateral as “all assets” or “all personal property”, or words to similar effect, and any amendments or continuations with respect to such financing statements, and ratify any action taken by Lender before the date hereof to effect or perfect its Lien on any Collateral. All Around and Break One hereby further authorize the Lender to file filings with the United States Patent and Trademark Office and United States Copyright Office (or any successor office or any similar office in any other country) or other necessary documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by them hereunder in any Intellectual Property, without their signatures, and naming each of them as debtor and Lender as secured party.

4. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “Guarantors” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

““Guarantors”: Seesmart, Envirolight, Sentinel, Value Lighting Houston, and Break One, and each Borrower as to each other Borrower, and each other Person that guarantees payment or performance of Obligations.”

(b)	The definition of “Material Contract” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

““Material Contract”: any agreement or arrangement to which an Obligor is party (other than the Loan Documents) (a) that is deemed to be a material contract under any securities law applicable to such Person, including the Securities Act of 1933; (b) for which breach, termination, nonperformance or failure to renew would reasonably be expected to have a Material Adverse Effect; (c) that relates to Subordinated Debt, or to Permitted Debt in an aggregate amount of $250,000 or more, (d) the Tri-State Agreement, (e) the Value Lighting Merger Agreement, and (f) the All Around Merger Agreement.”

(c)	The provisions of Section 1.1 of the Loan Agreement (Definitions) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

““All Around Merger”: as defined in the Second Amendment.”

““All Around Closing Consideration” means “Closing Consideration” as that term is defined in Section 1.6(b) of the All Around Merger Agreement in effect on the Second Amendment Effective Date, which Closing Consideration is $940,000, subject to the adjustments, if any, as set forth in the All Around Merger Agreement in effect on the Second Amendment Effective Date.”

““All Around Payment Conditions”: means the following conditions with respect to any payment in cash of (i) adjustments, if any, to the All Around Closing Consideration required to be paid after the Second Amendment Effective Date to the Shareholders (as that term is defined in the All Around Merger Agreement) pursuant to the terms and conditions of the All Around Merger Agreement, (ii) any All Around Earnout Payments, and (iii) any All Around Parent Shares Consideration:

(a) before and after giving effect to such payment, no Event of Default shall have occurred and be continuing;

(b) before and after giving effect to such payment, Availability shall be no less than $5,000,000; and

(c) after giving effect to such payment, the proforma Fixed Charge Coverage shall be at least 1.25 to 1.0.”

““All Around Earnout Payments”: means the “Earnout Consideration” as that term is defined in Section 1.6(c) of the All Around Merger Agreement in effect on the Second Amendment Effective Date required to be paid to the Shareholders (as that term is defined in the All Around Merger Agreement) pursuant to the terms and conditions of the All Around Merger Agreement.”

““All Around Merger Agreement”: as defined in the Second Amendment.”

““All Around Parent Shares Consideration” means “Parent Shares Consideration” as that term is defined in Section 1.6(d) of the All Around Merger Agreement in effect on the Second Amendment Effective Date.”

““Material Transaction Documents”: as defined in the Second Amendment.”

““Post-Second Amendment Obligations”: as defined in the Second Amendment.”

““Second Amendment” means that certain Consent, Joinder and Second Amendment to Loan and Security Agreement and Second Amendment to Pledge Agreement, dated as of December 19, 2014, by and among the Obligors and the Lender.”

““Second Amendment Effective Date”: means December 19, 2014.”

(d)	Section 9.2.7 of the Loan Agreement is hereby amended by adding the following new subsections to the end thereof:

“(j) any adjustments to the All Around Closing Consideration required to be paid in cash after the Second Amendment Effective Date to the Shareholders (as that term is defined in the All Around Merger Agreement) pursuant to the terms and conditions of the All Around Merger Agreement, unless the Borrower Agent has certified to Lender within five (5) Business Days prior to the making of such payment, that the All Around Payment Conditions have been and will continue to be satisfied;

(k) All Around Earnout Payments in cash, unless the Borrower Agent has certified to Lender within five (5) Business Days prior to the making of such payment, that the All Around Payment Conditions have been and will continue to be satisfied; and

(l) All Around Parent Shares Consideration in cash, unless the Borrower Agent has certified to Lender within five (5) Business Days prior to the making of such payment, that the All Around Payment Conditions have been and will continue to be satisfied.”

(e)	Schedule 8.1.4 to the Loan Agreement is hereby deleted in its entirety, and the amended and restated Schedule 8.1.4 to the Loan Agreement attached hereto as Exhibit “B” is hereby substituted in its stead.

5. Amendments to Pledge Agreement. The Pledge Agreement is hereby amended as follows:

(a)	Schedule III to the Pledge Agreement is hereby deleted in its entirety, and the amended and restated Schedule III to the Pledge Agreement attached hereto as Exhibit “C” is hereby substituted in its stead.

6. Post-Second Amendment Obligations. The Obligors hereby agree to deliver the following duly completed and executed items to the Lender by no later than thirty (30) days after the Second Amendment Effective Date (collectively the “Post-Second Amendment Obligations”), all in the form and substance reasonably satisfactory to the Lender, and the Obligors further agree that any failure by the Obligors to duly and timely comply with the Post-Second Amendment Obligations shall constitute an Event of Default under the Loan Agreement; provided that the Obligors expressly acknowledge and agree that no Accounts or Inventory of All Around and/or Break One can be deemed to be Eligible Accounts or Eligible Inventory (even if so otherwise qualified as Eligible Accounts or Eligible Inventory as determined by the Lender in accordance with the terms and conditions of the Loan Agreement) until each of the Post-Second Amendment Obligations are satisfied:

(a)	Perfection Certificate for All Around and Break One.

(b)	Any UCC-3 Terminations for All Around and Break One as determined by the Lender to ensure that the Lender has a first priority Lien in the Collateral of All Around and Break One, respectively, subject to any Permitted Liens.

(c)	Intellectual Property Security Agreement for All Around and Break One if determined by the Lender to be necessary after conducting Intellectual Property searches.

(d)	Control Agreements for the Deposit Accounts and/or Securities Accounts of All Around and Break One if determined by the Lender to be necessary.

(e)	Certificates of a duly authorized officer of each of RLT, All Around and Break One, certifying (i) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Second Amendment and all documents referenced therein and related thereto and the Material Transaction Documents are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign such documents.

(f)	All consents as required by the Organic Documents of RLT.

(g)	A written opinion of Lownestein Sandler LLP with regard to the matters addressed in the Second Amendment.

(h)	Copies of policies or certificates of insurance for the insurance policies carried by All Around and Break One, all in compliance with the Loan Documents.

(i)	For each insurance policy of All Around and Break One, copies of satisfactory endorsements (i) showing Lender as lender’s loss payee or additional insured as its interests may appear; (ii) requiring thirty (30) days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever; and (iii) specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of such Obligor or the owner of the Property, nor by the occupation of the premises for purposes more hazardous than are permitted by the policy.

(j)	Lien Waivers with respect to the locations utilized by All Around and Break One. If, notwithstanding the Obligors’ commercially reasonable efforts, the Obligors are unable to timely obtain the foregoing Lien Waiver, such failure shall not constitute a Default or Event of Default, and the Lender reserves the right to institute a Rent and Charges Reserve for such location.

7. Ratification of Loan Documents. Except as specifically amended by this Amendment, all of the terms and conditions of the Loan Agreement and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists, and nothing contained herein shall be deemed to constitute a waiver by the Lender of any Event of Default which may nonetheless exist as of the date hereof.

8. Breach. Without limiting the provisions of the Loan Documents, a breach of any agreement, covenant, warranty, representation or certification of the Obligors under this Amendment and/or the failure of the Obligors to perform its obligations under this Amendment shall constitute an Event of Default under the Loan Agreement.

9. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

10. Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

(a)	This Amendment shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)	All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)	The Lender shall have received true and correct, fully executed copies of the Material Transaction Documents.

(d)	The Lender shall have received the original stock certificates of Break One and All Around, respectively, which original stock certificates / membership certificates shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Lender.

(e)	The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request.

(f)	The Lender shall have completed and received satisfactory results of all Patriot Act inquiries with respect to All Around and Break One.

(g)	All conditions precedent to the consummation of the All Around Merger as required by the Material Transaction Documents have been satisfied or waived by the applicable parties, and the All Around Merger has been consummated in accordance with the provisions of the Material Transaction Documents.

(h)	The Obligors shall have paid the All Around Closing Consideration with funds derived solely from the proceeds derived from the issuance of Equity Interests of RLT that occurred prior to the Second Amendment Effective Date.

(i)	After giving effect to the consummation of the All Around Merger and this Second Amendment, no Default or Event of Default shall exist.

11. Miscellaneous.

(a)	In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Amendment.

(b)	This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Amendment (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

(c)	This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)	Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

(e)	THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Sr. Vice President

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BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

LUMIFICIENT CORPORATION

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

SEESMART TECHNOLOGIES, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

RELUME TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

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TRI-STATE LED DE, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

VALUE LIGHTING, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

ALL AROUND LIGHTING, L.L.C.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

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GUARANTORS:

SEESMART, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

SENTINEL SYSTEM, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President of Sole Member

ENVIROLIGHT LED, LLC

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President of Sole Member

BREAK ONE NINE, INC.

By:	/s/ Charles J. Schafer
Name:	Charles J. Schafer
Title:	President